                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 2, 2010


                           JEFFERSON BANCSHARES, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)

      Tennessee                        0-50347                 45-0508261
      ---------                        ---------               ----------
(State or other jurisdiction of       (Commission             (IRS Employer
         incorporation)               File Number)         Identification No.)

        120 Evans Avenue, Morristown, Tennessee                37814
        ---------------------------------------               ------
        (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (423) 586-8421
                                                            --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   OTHER EVENTS.
            ------------

      On February 2, 2010, Jefferson Bancshares, Inc. (the "Company") issued a press release announcing that the Company's Board of Directors has voted to suspend the quarterly cash dividend on the Company's common stock in an effort to conserve capital. For more information, reference is made to the Company's press release dated February 2, 2010, a copy of which is attached to this Report as Exhibit 99.1 and is furnished herewith.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.
            ---------------------------------

      (d)   Exhibits

            Number            Description
            ------            -----------

            99.1              Press Release dated February 2, 2010

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      JEFFERSON BANCSHARES, INC.


Dated: February 3, 2010               By: /s/ Jane P. Hutton
                                          -----------------------------------
                                          Jane P. Hutton
                                          Chief Financial Officer and Treasurer